December 20, 2006

SINCERE ADVISOR SMALL CAP FUND
Series of Advisors Series Trust
Supplement to Prospectus
Dated June 30, 2006, as revised August 14, 2006

Sincere Investment Management, LLC, the investment advisor to the Sincere Advisor Small Cap Fund (the “Fund”) and the Board of Trustees of Advisors Series Trust have determined to terminate the Fund. Please note that the Fund will be liquidating its assets on December 29, 2006. You are welcome, however, to redeem your shares before that date.

Effective December 12, 2006, in anticipation of the liquidation, the Fund will no longer accept purchases into the Fund. In addition, the Fund’s investment advisor is no longer actively investing the Fund’s portfolio and the majority of the Fund’s assets will be held in cash and cash equivalents. Shareholders of the Fund may redeem their investments as described in the Fund’s prospectus. Accounts not redeemed by December 28, 2006 will automatically be redeemed and cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Fund’s transfer agent at 1-877-2 SINCERE (1-877-274-6237) prior to December 28, 2006 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by December 28, 2006, your shares will be redeemed on December 29, 2006, and you will receive from the Fund your proceeds, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. Checks will be issued to all shareholders of record as of the close of business on December 29, 2006.

Please contact the Fund at 1-877-2 SINCERE (1-877-274-6237) if you have any questions.

Please retain this Supplement with your Prospectus for reference.